Other Revenues and Other Expenses	12 Months Ended
Dec. 31, 2022
Other Income and Expenses [Abstract]
Other Revenues and Other Expenses
11. Other Revenues and Other Expenses
Other Revenues
The Company has entered into contracts with mutual funds, fund managers, and their affiliates (collectively, the
“Funds”) whereby the Company is paid monthly or quarterly fees (“12b-1 fees”) for providing certain services to customers and distributors of the Funds. The 12b-1 fees are generally equal to a fixed percentage of the average daily balance of the customer’s investment in a fund. The percentage is specified in the contract between the Company and the Funds. Payments are generally collected when due and are neither refundable nor able to offset future fees.
To earn these fees, the Company performs services such as responding to phone inquiries, maintaining records, providing information to distributors and shareholders about fund performance and providing training to account managers and sales agents. The passage of time reflects the satisfaction of the Company’s performance obligations to the Funds and is used to recognize revenue associated with 12b-1 fees.
Direct other revenues consisted primarily of 12b-1 fees of $12 million, $14 million and $13 million for the years ended
December 31, 2022, 2021 and 2020, respectively, of which all were reported in the Annuities segment.
Other Expenses
Information on other expenses was as follows:

	Years Ended December 31,
	2022	2021	2020
	(In millions)
Compensation	$ 24	$ 24	$ 20
Contracted services and other labor costs	18	16	16
Transition services agreements	3	6	6
Establishment costs	3	4	8
Premium and other taxes, licenses and fees	4	2	—
Volume related costs, excluding compensation, net of DAC capitalization	23	25	22
Other	6	—	5
Total other expenses	$ 81	$ 77	$ 77
Capitalization of DAC
See Note 4 for additional information on the capitalization of DAC.
Related Party Expenses
See Note 14 for a discussion of related party expenses included in the table above.